                                                               EXHBIIT 23.1

                       INDEPENDENT AUDITORS' CONSENT

We consent to the use in this  Registration  Statement  (No.  333-________)
of Medix  Resources,  Inc.  on Form S-2 of our  reported  dated  March  10,
2000,  (except  the  second  paragraph  of Note 6, as to which  the date is
March  20,  2000),  appearing  in the  Prospectus,  which  is  part of this
Registration  Statement.  We also consent to the  reference to us under the headings "Experts" in such Prospectus.

                                        Ehrhardt Keefe Steiner & Hottman PC

January 26, 2001
Denver, Colorado